Exhibit 99.2
Q1 2023 Quarterly Update May 10, 2023 NASDAQ: RIOT

Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including potential future financial and operating results, as well as the Company’s plans, objectives, expectations, and intentions. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions. Because such forward-looking statements reflect management’s current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Corsicana Facility; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; risks related to our realization of the benefits we anticipate from immersion-cooling; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact that COVID-19 and other global events may have on us, our customers, our suppliers, and on economic conditions in connection with our estimated timelines, future performance and operations. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. In addition to these risks and those identified by the Company’s management and disclosed in the Company’s filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company’s actual future results, including in ways adverse to the Company’s business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements. 2 Forward Looking Statements

Riot Platforms (NASDAQ: RIOT) is the Leading Bitcoin-Driven Infrastructure Platform

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1	**Significant scale of operations**	Total revenue[1]: **$73 million**	**94,176** miners deployed / **10.5 EH/s** hash rate deployed[2,3]	**2,115** Bitcoin mined[1] / **~23.5** Bitcoin mined/day
2	**Low-cost producer**	Direct cost to produce 1 BTC[1,4]: **$9,438/BTC**	Bitcoin Mining gross margin[1,4]: **58%**	Cost of power[1,4]: **4.20c/kWh**
3	**Strong financial and liquidity position**	Cash balance[2,5]: **$188 million**	Bitcoin held[2]: **7,094 BTC (~$202 million)**	Long-term debt outstanding[2]: **Zero**

1. Three months ended March 31, 2023.
2. As of March 31, 2023. Estimated fair value based on applying the market price of one Bitcoin on March 31, 2023 of approximately $28,478 to the Company's 7,094 Bitcoin held.
3. Excludes 17,040 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022.
4. Non-GAAP, net of $1.9 million of power curtailment credits allocated to Bitcoin Mining. Direct cost to produce 1 BTC of $10,354 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 54% Bitcoin Mining gross margin.
5. Includes $158.3 million of unrestricted cash and $29.5 million of restricted cash.

RIOT

3

Q1 2023 Financial and Operational Results 4

Riot Platforms Q1 2023 Snapshot 5 Q1 2023 Notes Ending hash rate deployed1 10.5 EH/s ▪ 144% increase year-over-year Bitcoin produced 2,115 BTC ▪ 51% increase year-over-year Bitcoin sold 1,975 BTC ▪ $44.4 million in proceeds received (avg. price of $22,481 per BTC) Bitcoin held 7,094 BTC ▪ $202.0 million (unaudited)2 Revenue $73.2 million ▪ 22% increase quarter-over-quarter Adj. EBITDA3 $7.5 million ▪ 10% EBITDA margin Net loss / Net loss per share $(55.7) million / $(0.33) ▪ Includes $59.3 million in D&A and $4.5 million in non-cash impairment of BTC 1. Excludes 17,040 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022. 2. Estimated fair value based on applying the market price of one Bitcoin on March 31, 2023 of approximately $28,478 to the Company’s 7,094 Bitcoin held. 3. Adjusted EBITDA is a non-GAAP financial measure, as described on slide 19.

6 Ending miners deployed(# of miners) Ending hash rate deployed (EH/s) Bitcoin produced (# of BTC) Bitcoin held (# of BTC) 4.3 10.5 Q1 2022 Q1 2023 +144% 6,062 7,094 Q1 2022 Q1 2023 42,919 94,176 Q1 2022 Q1 2023 +119% 1,405 2,115 Q1 2022 Q1 2023 +51% +17% 1. Excludes 17,040 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022. 2. As of March 31, 2022. 3. As of March 31, 2023. 2 3 Riot Achieved All-Time Records in Miners Deployed, Hash Rate Capacity, and Bitcoin Produced in Q1 2023 2 3 2 3 2 3 ▪ New all-time records in 94,176 miners deployed and 10.5 EH/s hash rate capacity achieved at end of Q1 2023 ▪ Ending miners and hash rate deployed grew >2x year-over-year ▪ New all-time record in 2,115 Bitcoin produced in Q1 2023, with a +51% increase year-over-year ▪ Bitcoin held increased +17% to 7,094 Bitcoin year-over-year 1 1

Bitcoin Mining – Gross Margins Recovering Alongside Q1 2023 Rebound in Bitcoin Price

Average BTC price	*$41,241*	*$33,081*	*$21,184*	*$17,935*	*$22,704*
# of BTC produced	*1,405*	*1,395*	*1,042*	*1,712*	*2,115*

Revenue / Gross Margin[1] (%)



$57.9
68%
$46.2
66%
61%
$22.1
$30.7
39%
$48.0
58%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Revenue ($ million)
Gross margin[1](%)

Ending Hash Rate Capacity



4.3 EH/s
+2%
4.4 EH/s
+27%
5.6 EH/s
+73%
9.7 EH/s
+8%
10.5 EH/s
Q1 2022
Q2 2022
Q3 2022
Q4 2022[2]
Q1 2023[2]
Ending hash rate capacity

Riot Revenue Breakdown – Q1 2023[3]



22%
12%
66%

- $9.9 million decrease in revenue year-over-year in Q1 2023, primarily due to a decrease of 44% in Bitcoin price year-over-year, offset by a 51% increase in Bitcoin mined year-over-year
- Strong Bitcoin Mining gross margins[1] recovery following drop in Q4 2022 when Bitcoin price averaged below $18,000
- The Company anticipates to achieve its 12.5 EH/s hash rate capacity target in H2 2023, based on the ongoing repair to Building G

1. *Non-GAAP, net of power curtailment credits allocated to Bitcoin Mining. GAAP gross margin figures of 67% in Q1'22, 61% in Q2'22, 33% in Q3'22, 26% in Q4'22, and 54% in Q1'23.*
2. *Excludes 17,040 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022.*
3. *Three months ended March 31, 2023.*

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$(3.4) $(1.9) $1.1 $(6.4) $(15.5) (35%) (19%) 13% (71%) (171%) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Gross profit ($ million) Gross margin (%) $9.7 $9.8 $8.4 $9.0 $9.0 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 8 Data Center Hosting – Ongoing Efforts to Resolve Legacy Contracts +1% -15% +7% +1% ▪ $0.7 million decrease in revenue year-over-year in Q1 2023, driven by reduced customer billings as a result of lower revenue share from customers due to lower BTC prices ▪ Data Center Hosting clients inherited through Whinstone acquisition under hosting agreements originally negotiated on below-market terms ▪ Hosting clients have breached the terms of hosting agreements and the Company is actively pursuing litigation ▪ We are working to protect and advance the value of our Data Center Hosting business 12% 66% 22% Riot Revenue Breakdown – Q1 20232 1 1. Non-GAAP, net of power curtailment credits allocated to Data Center Hosting. GAAP gross profit figures of $(5.3m) in Q1'22, $(5.4m) in Q2'22, $(5.9m) in Q3'22, $(8.6m) in Q4'22, and $(16.6m) in Q1'23. GAAP gross margin figures of (55%) in Q1’22, (54%) in Q2’22, (70%) in Q3’22, (95%) in Q4’22, and (184%) in Q1’23. 2. Three months ended March 31, 2023. 1 Revenue / Growth per Quarter (%) Gross Profit1 / Gross Margin1 (%)

$0.6 $1.8 $2.0 $3.5 $0.6 5% 10% 13% 17% 4% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Gross profit ($ million) Gross margin (%) $12.1 $16.9 $15.8 $20.5 $16.1 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 9 Electrical Engineering – Strong Increase in Demand from Third-Party Data Center Customers +40% -7% +29% -21% ▪ $4.0 million increase in revenue year-over-year in Q1 2023, primarily driven by increased demand from third-party Data Center Hosting developers and Engineering customers ▪ $4.0 million increase in cost of revenues year-over-year in Q1 2023, attributable to an increase in purchase of direct materials and labor associated with an increased amount of revenue, and inflationary pressures impacting labor costs 12% 66% 22% Riot Revenue Breakdown – Q1 20231 1. Three months ended March 31, 2023. Revenue / Growth per Quarter (%) Gross Profit / Gross Margin (%)

Q1 2023 Operational Highlights 10

Rockdale Facility – Largest Bitcoin Mining Facility in North America[1]



Rockdale Facility – Interior of Building D

- As of April 30, 2023, we had a deployed fleet of 94,176 miners with hash rate capacity of 10.5 EH/s (excluding 17,040 miners currently offline in Building G)
- As of April 30, 2023, 800 miners staged for deployment, upon which Riot expects to have 94,976 miners deployed with a hash rate capacity of approximately 10.6 EH/s
- Continued the ongoing 400 MW expansion at our Rockdale Facility, which is expected to be fully completed in Q2 2023
  - In Building D, the installation of water cooling pads has been completed
  - In Building E, the evaporative water wall system framing has been installed
- Due to damage incurred to Buildings F and G during the severe winter storms in Texas in late December 2022, Riot now anticipates achieving a total self-mining hash rate capacity of 12.5 EH/s in H2 2023

1. *As measured by developed capacity.*

RIOT

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G 12 Corsicana Facility – Riot's Second Large-Scale Facility [1 GW] Capex spent as of Q1 2023 Q2-Q4 2023 capex estimate 2024 capex estimate Total phase 1 capex $70mm $333mm Corsicana Phase 1 Capex Schedule1 $182mm $81mm Aerial shot of Corsicana Facility development site 1. Phase 1 of the Corsicana Facility development is comprised of the buildout of an initial 400 MW of immersion-cooled data center infrastructure. 1

13 Q1 2023 ATM proceeds Estimated BTC sales Rockdale Facility expansion Corsicana Facility 400 MW build-out $188 million Cash balance1,2 4 1. As of March 31, 2023. 2. Includes $158.3 million of unrestricted cash and $29.5 million of restricted cash. 3. $95.7 million of net proceeds received from ATM Offering as of May 8, 2023. 4. Assumes $28,000 BTC price, and global network hash rate average for remainder of 2023 (April to December) of 375 EH/s, majority of monthly BTC production sold (net of fees), self-mining operations from the Rockdale Facility only, and Company future deployed hash rate estimates. 5. Assumes outstanding infrastructure capital expenditure and miner payments. 6. Assumes outstanding infrastructure capital expenditure only. 5 Industry-Leading Financial Strength, with Growth Plans Through Year-End 2023 Fully-Funded 6 7,094 BTC1 3

14 Riot’s vision is to be the world’s leading Bitcoin-driven infrastructure platform

Appendix 15

16 Statement of Operations (Unaudited) Three Months Ended March 31, 2023 2022 (in $ thousands) Revenue: - Bitcoin Mining $ 48,023 $ 57,945 - Data Center Hosting 9,042 9,694 - Engineering 16,147 12,124 - Other revenue 24 24 Total revenue 73,236 79,787 Costs and expenses: Cost of revenue: - Bitcoin Mining 21,899 19,094 - Data Center Hosting 25,660 14,985 - Engineering 15,563 11,549 Selling, general and administrative 12,675 10,910 Depreciation and amortization 59,340 14,245 Change in fair value of derivative asset 5,778 (43,683) Power curtailment credits (3,075) (2,552) Realized gain on sale/exchange of Bitcoin (13,775) (9,665) Impairment of Bitcoin 4,472 25,870 Other expenses 1,526 176 Total costs and expenses 130,063 40,929 Operating income (loss) (56,827) 38,858 Total other income (expense) (3,830) (1,968) Net income (loss) before taxes (60,657) 36,890 Total income tax benefit (expense) 4,969 (312) Net income (loss) $ (55,688) $ 36,578 Basic and diluted net income (loss) per share $ (0.33) $ 0.31 Basic and diluted weighted average number of shares outstanding 167,342,500 117,042,347 Restatement of Previously Issued Financial Statements: The Company determined, during the preparation of its Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”), that its former method of calculating impairment charges to its Bitcoin assets, on a daily basis using a spot price at a standard cutoff time, was not in compliance with FASB ASC 350-30-35-19, which the Company determined effectively requires such calculations to be made on a daily basis based on the intraday low price of Bitcoin. Updating of the Company’s historical calculations resulted in material changes to its consolidated financial statements and results of operations as of March 31, 2022. Accordingly, the Company restated its previously issued consolidated financial statements for such period, as described in detail in Notes 2 and 23 to the Company’s 2022 Form 10-K.

As of March 31, As of December 31, 2023 2022 (in $ thousands) 17 Balance Sheet (Unaudited) Assets: Current assets: Cash and cash equivalents $ 158,272 $ 230,328 Restricted cash 29,498 - Accounts receivable, net 19,837 26,932 Costs and estimated earnings in excess of billings 13,718 19,743 Prepaid expenses and other current assets 22,233 32,661 Bitcoin 121,850 109,420 Future power credits, current portion 271 24,297 Total current assets 365,679 443,381 Property and equipment, net 717,310 692,555 Deposits 32,205 42,433 Finite-lived intangible assets, net 20,072 21,477 Derivative asset 91,719 97,497 Operating lease right-of-use assets 21,769 21,673 Future power credits, less current portion 638 638 Other long-term assets 923 310 Total assets $ 1,250,315 $ 1,319,964 Restatement of Previously Issued Financial Statements: The Company determined, during the preparation of its Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”), that its former method of calculating impairment charges to its Bitcoin assets, on a daily basis using a spot price at a standard cutoff time, was not in compliance with FASB ASC 350-30-35-19, which the Company determined effectively requires such calculations to be made on a daily basis based on the intraday low price of Bitcoin. Updating of the Company’s historical calculations resulted in material changes to its consolidated financial statements and results of operations as of December 31, 2022. Accordingly, the Company restated its previously issued consolidated financial statements for such period, as described in detail in Notes 2 and 23 to the Company’s 2022 Form 10-K.

18 Balance Sheet (Unaudited) Liabilities and stockholder's equity: Current liabilities: Accounts payable 19,685 18,445 Billings in excess of costs and estimated earnings 5,345 8,446 Accrued expenses 82,666 65,464 Deferred revenue, current portion 2,776 2,882 Contingent consideration liability - future power credits, current portion 271 24,297 Operating lease liability, current portion 1,323 2,009 Total current liabilities 112,066 121,543 Deferred revenue, less current portion 17,365 17,869 Operating lease liability, less current portion 20,997 20,242 Contingent consideration liability - future power credits, less current portion 638 638 Other long-term liabilities 7,104 8,230 Total liabilities $ 158,170 $ 168,522 Stockholders' equity: Preferred stock, no par value, 15,000,000 shares authorized: - - - - 1,904,175 1,907,784 Accumulated deficit (812,030) (756,342) Total stockholder's equity 1,092,145 1,151,442 Total liabilities and stockholders' equity $ 1,250,315 $ 1,319,964 2% Series A Convertible Preferred stock; 2,000,000 shares authorized; no shares issued and outstanding as of March 31, 2023 and December 31, 2022 0% Series B Convertible Preferred stock; 1,750,001 shared authorized; no shares issed and outstanding as of March 31, 2023 and December 31, 2022 Common stock, no par value; 340,000,000 shares authorized; 166,966,763 and 167,751,112 shares issued and outstanding as of March 31, 2023 and December 31, 2022, As of March 31, As of December 31, 2023 2022 (in $ thousands) Restatement of Previously Issued Financial Statements: The Company determined, during the preparation of its Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”), that its former method of calculating impairment charges to its Bitcoin assets, on a daily basis using a spot price at a standard cutoff time, was not in compliance with FASB ASC 350-30-35-19, which the Company determined effectively requires such calculations to be made on a daily basis based on the intraday low price of Bitcoin. Updating of the Company’s historical calculations resulted in material changes to its consolidated financial statements and results of operations as of December 31, 2022. Accordingly, the Company restated its previously issued consolidated financial statements for such period, as described in detail in Notes 2 and 23 to the Company’s 2022 Form 10-K.

19 Non-GAAP Adjusted EBITDA (Unaudited) * Indicates Non-GAAP measure. We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA includes impairment of Bitcoin charges. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superi or to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 25, under Item 2, “Management’s Discussion & Analysis” in our March 31, 2023 Form 10-Q. Three Months Ended March 31, 2023 2022 (in $ thousands) Net income (loss) $ (55,688) $ 36,578 Interest (income) expense 3,830 357 Income tax expense (benefit) (4,969) 312 Depreciation and amortization 59,340 14,245 EBITDA 2,513 51,492 Non-cash/non-recurring operating expenses adjustments: Stock-based compensation expense (2,296) 3,042 Acquisition-related costs - 78 Change in fair value of derivative asset 5,778 (43,683) Change in fair value of contingent consideration - 176 Unrealized (gain) loss on marketable equity securities - 1,611 Casualty-related charges (recoveries), net 1,526 - Other revenue, (income) expense adjustments: License fees (24) (24) Total adjustments 4,984 (38,800) Adjusted EBITDA $ 7,497 $ 12,692

20 Non-GAAP Cost of Revenues (Unaudited) * Indicates Non-GAAP measure. We use these Non-GAAP measures to evaluate the performance of our core business operations, Bitcoin Mining and Data Center Hosting, after including the impact of our power management strategy. They are provided in addition to, and not as a substitute for, or superior to, their comparable GAAP mea sures, Revenue and Cost of Revenues. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 25, under Item 2, “Management’s Discussion & Analysis” in our March 31, 2023 Form 10-Q. Three Months Ended March 31, 2023 2022 (in $ thousands) Bitcoin Mining Revenue $ 48,023 $ 57,945 Cost of revenues 21,899 19,094 Power curtailment credits (1,937) (611) Cost of revenues, net of power curtailment credits 19,962 18,483 Bitcoin Mining revenue in excess of cost of revenues, net of power curtailment credits $ 28,061 $ 39,462 58.4% 68.1% Data Center Hosting Revenue $ 9,042 $ 9,694 Cost of revenues 25,660 14,985 Power curtailment credits (1,138) (1,941) Cost of revenues, net of power curtailment credits 24,522 13,044 Data Center Hosting revenue in excess of cost of revenues, net of power curtailment credits $ (15,480) $ (3,350) (171.2)% (34.6)% Total power curtailment credits $ (3,075) $ (2,552) Bitcoin Mining revenue in excess of cost of revenues, net of power curtailment credits as a percentage of revenue Data Center Hosting revenue in excess of cost of revenues, net of power curtailment credits as a percentage of revenue